Exhibit 21

Morgan Stanley

List of Subsidiaries

December 31, 2012

Name	Country Name	Region / State
Morgan Stanley	United States	DE
Bayfine DE Inc.	United States	DE
Bayfine UK	United Kingdom	ENW
Bayfine DE LLC	United States	DE
Bayview Holding Ltd.	Cayman Islands
Belmondo LLC	United States	DE
Cauca LLC	United States	DE
Corporate Equipment Supplies, Inc.	United States	DE
Cournot Holdings Inc.	United States	DE
Dean Witter Capital Corporation	United States	DE
Dean Witter Realty Inc.	United States	DE
Dean Witter Holding Corporation	United States	DE
Civic Center Leasing Corporation	United States	DE
Dean Witter Leasing Corporation	United States	DE
Realty Management Services Inc.	United States	DE
Dean Witter Reynolds Venture Equities Inc.	United States	DE
Early Adopter Fund Manager Inc.	United States	DE
Fuegos LLC	United States	DE
Fundlogic (Jersey) Limited	Jersey
FV-I, Inc.	United States	DE
Bellevue Towers Condominiums, LLC	United States	DE
Japan Core Funding, Inc.	United States	DE
Jolter Investments Inc.	United States	DE
Morgan Stanley (Jersey) Limited	Jersey
Morgan Stanley ABS Capital I Inc.	United States	DE
Morgan Stanley Altabridge Ltd.	Cayman Islands
Morgan Stanley Amanu LLC	United States	DE
Morgan Stanley Moorea Inc.	United States	DE
Makatea JV Inc.	United States	DE
Morgan Stanley Pinaki Limited	Cayman Islands
Morgan Stanley Raraka Limited	Cayman Islands
Morgan Stanley Tepoto Limited	Cayman Islands
Morgan Stanley Moorea Inc.	United States	DE
Morgan Stanley Tindur LLC	United States	DE
Morgan Stanley Snowdon Inc.	United States	DE
Morgan Stanley Asset Funding Inc.	United States	DE
Morgan Stanley Becketts LLC	United States	DE
Morgan Stanley Atlas, Inc.	United States	DE
Morgan Stanley Biscay LLC	United States	DE
Morgan Stanley Alpha Investments LLP	United Kingdom	ENW
Morgan Stanley Epsilon Investments Limited	United Kingdom	ENW
Morgan Stanley Alpha Investments LLP	United Kingdom	ENW
Morgan Stanley Plymouth Limited	Cayman Islands
Morgan Stanley Viking LLC	United States	DE
Morgan Stanley Fastnet LLC	United States	DE
Morgan Stanley Humber LLC	United States	DE
Fitzroy Partnership	United States	DE
Rockall Partnership	United States	DE
Morgan Stanley Kite LLC	United States	DE
Morgan Stanley Firecrest LLC	United States	DE
Morgan Stanley Plover Limited	United Kingdom	ENW

Name	Country Name	Region / State
Morgan Stanley Puffin LLC	United States	DE
Morgan Stanley Viking LLC	United States	DE
Morgan Stanley Capital Group Inc.	United States	DE
Aegir Services International Ltd.	Bermuda
Cayman Energy Ltd.	Cayman Islands
Ghent Energy Limited	Cayman Islands
Granite Wash LLC	United States	DE
Heidmar Group Inc.	United States	DE
Houston Bayport Energy LLC	United States	DE
Morgan Stanley Bay Shore LLC	United States	DE
Morgan Stanley Capital Group (Espana), S.L.U.	Spain
Morgan Stanley Capital Group Czech Republic s.r.o.	Czech Republic
Morgan Stanley Capital Group Energy Europe Limited	United Kingdom	ENW
Morgan Stanley Clean Development, LLC	United States	DE
Morgan Stanley Renewables Development I (Cayman) Limited	Cayman Islands
Morgan Stanley Commodities Investment Limited	Cayman Islands
Morgan Stanley Energy Development Corp.	United States	DE
Morgan Stanley Capital Group Cyprus Limited	Cyprus
SEM Royalties LLC	United States	DE
Wellbore Capital, LLC	United States	DE
MS Permian LLC	United States	DE
MS TELA LLC	United States	DE
MS TGX LLC	United States	DE
MSDW Power Development Corp.	United States	DE
Cogeneracion Prat S.A.	Spain
Minnewit B.V.	Netherlands
Morgan Stanley Capital Group Cyprus Limited	Cyprus
MS Solar Canada Holdings Inc.	United States	DE
MS Solar Holdings Canada ULC	Canada	AB
MS Solar Solutions Canada ULC	Canada	AB
MS Solar Investments LLC	United States	DE
MS Solar Holdings Inc.	United States	DE
MS Solar Investments LLC	United States	DE
MS Solar Solutions Corp.	United States	DE
Naniwa Energy LLC	United States	DE
Naniwa Terminal LLC	United States	DE
Naniwa Energy LLC	United States	DE
Van Twiller B.V.	Netherlands
Navires Fuels Limited	United Kingdom	ENW
Navires Fuels SAS	France
Pioneer Energy Holdings Pty Ltd	Australia	NSW
Pioneer Energy Pty Ltd	Australia	NSW
Power Contract Financing II, Inc.	United States	DE
Power Contract Financing II, L.L.C.	United States	DE
South Eastern Electric Development Corporation	United States	DE
South Eastern Generating Corporation	United States	DE
Sparta Energy Limited	Cayman Islands
TransMontaigne Inc.	United States	DE
TransMontaigne Canada Holdings Inc.	Canada	QC
Canterm Canadian Terminals Inc.	Canada	QC
TMG Canadian Holdings L.L.C.	United States	DE
Olco Petroleum Group ULC (OLCO)	Canada	AB
TransMontaigne Marketing Canada Inc.	Canada	QC
TransMontaigne Product Services Inc.	United States	DE
Concept Petroleum, Inc.	United States	FL
TransMontaigne Services Inc.	United States	DE
TransMontaigne GP L.L.C.	United States	DE

Name	Country Name	Region / State
TransMontaigne Partners L.P.	United States	DE
TLP Finance Corp.	United States	DE
TransMontaigne Operating Company, L.P.	United States	DE
Razorback L.L.C.	United States	DE
TLP Operating Finance Corp.	United States	DE
TMOC Corp.	United States	DE
Penn Octane de Mexico S. de R.L. de C.V.	Mexico
Tergas S. de R.L. de C.V.	Mexico	DE
Termatsal S. de R.L. de C.V.	Mexico
TLP Mex L.L.C.	United States	DE
Penn Octane de Mexico S. de R.L. de C.V.	Mexico
Tergas S. de R.L. de C.V.	Mexico	DE
Termatsal S. de R.L. de C.V.	Mexico
TPME L.L.C.	United States	DE
TPSI Terminals L.L.C.	United States	DE
TransMontaigne Terminals L.L.C.	United States	DE
TransMontaigne Operating GP L.L.C.	United States	DE
TransMontaigne Operating Company, L.P.	United States	DE
Transworld Agricola Limited (Dissolved 15/01/13)	Isle of Man
Utility Contract Funding II, LLC	United States	DE
Morgan Stanley Capital I Inc.	United States	DE
Morgan Stanley Capital Management, LLC	United States	DE
Morgan Stanley Domestic Holdings, Inc.	United States	DE
Morgan Stanley & Co. LLC	United States	DE
Corporate Services Support Corp.	United States	DE
Morgan Stanley Flexible Agreements Inc.	United States	DE
MS Alpha Holdings LLC	United States	DE
Morgan Stanley JV Holdings LLC	United States	DE
Morgan Stanley Smith Barney Holdings LLC	United States	DE
Alternative Investments Mgr, Ltd.	Cayman Islands
Ceres Managed Futures LLC	United States	DE
CTA Capital LLC	United States	DE
Consulting Group Advisory Services LLC	United States	DE
LM Falcon Investment Strategies LLC	United States	DE
Peregrine Investments, LLC	United States	MD
Morgan Stanley Cayman Financing Services	Cayman Islands
Morgan Stanley GWM Feeder Strategies LLC	United States	DE
Morgan Stanley HedgePremier GP LLC	United States	DE
Morgan Stanley Smith Barney FA Notes Holdings LLC	United States	DE
Morgan Stanley Smith Barney Financing LLC	United States	DE
Morgan Stanley Smith Barney Holdings (UK) Limited	United Kingdom	ENW
Morgan Stanley Private Wealth Management Limited	United Kingdom	ENW
Morgan Stanley Smith Barney LLC	United States	DE
Morgan Stanley Insurance Services Inc.	United States	DE
Morgan Stanley Smith Barney Insurance Services LLC	United States	DE
SBHU Life Agency, Inc.	United States	DE
Morgan Stanley Smith Barney Private Management II LLC	United States	DE
Morgan Stanley Smith Barney Private Management LLC	United States	DE
Morgan Stanley Smith Barney Venture Services LLC	United States	DE
Morgan Stanley Swiss Holdings GmbH	Switzerland
Bank Morgan Stanley AG	Switzerland
Morgan Stanley Wealth Management Australia Pty Ltd	Australia	WA
Bow Lane Nominees Pty. Ltd.	Australia	VIC
Bowyang Nominees Pty Ltd	Australia	NSW
Skeet Nominees Pty. Ltd.	Australia	VIC
Morgan Stanley Smith Barney Holdings LLC	United States	DE
MS Securities Services Inc.	United States	DE

Name	Country Name	Region / State
PI Co-Invest LLC	United States	DE
Prime Dealer Services Corp.	United States	DE
V2 Holdings (USA), Inc.	United States	DE
Gee Street Records, Inc.	United States	DE
V2 Records, Inc.	United States	DE
Morgan Stanley Capital Services LLC	United States	DE
Morgan Stanley Delta Holdings LLC	United States	NY
Morgan Stanley Bank, N.A.	United States	FED
Morgan Stanley Private Bank, National Association	United States	FED
Morgan Stanley International Holdings Inc.	United States	DE
Morgan Stanley International Incorporated	United States	DE
Morgan Stanley Kew Limited	Cayman Islands
Morgan Stanley NLE, LLC	United States	DE
PDT Partners Fusion Fund, LLC	United States	DE
Pettingell LLC	United States	DE
PDT Partners GP, LLC	United States	DE
PDT Partners, LLC	United States	DE
PDT Partners (HK) Limited	Hong Kong
PDT Partners UK I LTD	United Kingdom	ENW
PDT Partners UK, LLP	United Kingdom	ENW
PDT Partners UK II LTD	United Kingdom	ENW
PDT Partners UK, LLP	United Kingdom	ENW
Morgan Stanley Capital Partners III, Inc.	United States	DE
Morgan Stanley Capital REIT Inc.	United States	DE
Saxon Advance Receivables Company, Inc.	United States	DE
Morgan Stanley Capital REIT IV Inc.	United States	DE
Morgan Stanley Capital Trust III	United States	DE
Morgan Stanley Capital Trust IV	United States	DE
Morgan Stanley Capital Trust V	United States	DE
Morgan Stanley Capital Trust VI	United States	DE
Morgan Stanley Capital Trust VII	United States	DE
Morgan Stanley Capital Trust VIII	United States	DE
Morgan Stanley Commercial Financial Services, Inc.	United States	DE
Morgan Stanley JV Holdings LLC	United States	DE
Morgan Stanley Community Investments LLC	United States	DE
Morgan Stanley Content Corporation	United States	DE
Morgan Stanley Credit Products Ltd.	Cayman Islands
Morgan Stanley Darica Funding, LLC	United States	DE
Ascension Loan Vehicle, LLC	United States	DE
Morgan Stanley Dean Witter Equity Funding, Inc.	United States	DE
Morgan Stanley Dean Witter International Incorporated	United States	DE
Dean Witter Reynolds GmbH	Germany
Morgan Stanley (DWRRBS) Limited	United Kingdom	ENW
Morgan Stanley Derivative Products Inc.	United States	DE
Morgan Stanley Domestic Leasing Inc.	United States	DE
Morgan Stanley Durango LLC	United States	DE
Morgan Stanley Afdera Cayman Limited	Cayman Islands
Morgan Stanley Ambasel LLC	United States	DE
Morgan Stanley Semaine S.a r.l.	Luxembourg
Ras Dashen Cayman Limited	Cayman Islands
Morgan Stanley Amba Alagi LLC	United States	DE
Morgan Stanley Ambasel LLC	United States	DE
Morgan Stanley Elan LLC	United States	DE
Cimarron Investments LLC	United States	DE
Riva Investments LLC	United States	DE
Morgan Stanley Emerging Markets Inc.	United States	DE
Inter Capital Alliance Asset Management Co., Ltd.	Thailand

Name	Country Name	Region / State
Inter Capital Alliance Holding Limited	Thailand
Inter Capital Alliance Asset Management Co., Ltd.	Thailand
Inversiones Sudamerica Uno Ltda	Chile
MS China 1 Limited	Cayman Islands
MS China 3 Limited	Cayman Islands
MS China 4 Limited	Cayman Islands
MS China 5 Limited	Cayman Islands
MSPI Hong Kong 1 Limited	Hong Kong
Philippine Asset Investment (SPV-AMC), Inc.	Philippines
Morgan Stanley Equity Services Inc.	United States	DE
Morgan Stanley Europa LLC	United States	DE
Morgan Stanley Elara Cayman Ltd.	Cayman Islands
Morgan Stanley Eurydome Cayman Limited	Cayman Islands
Morgan Stanley Callisto Cayman Ltd.	Cayman Islands
Morgan Stanley Luxembourg Holdings S.a r.l.	Luxembourg
Morgan Stanley Europe Reinsurance S.A.	Luxembourg
Morgan Stanley Metis (Gibraltar) Limited	Gibraltar
Morgan Stanley Global Reinsurance S.A.	Luxembourg
Morgan Stanley Metis (Gibraltar) Limited	Gibraltar
Morgan Stanley Ganymede Luxembourg S.a r.l.	Luxembourg
Morgan Stanley Ananke Luxembourg S.a r.l.	Luxembourg
Morgan Stanley Carme Luxembourg S.a r.l.	Luxembourg
Morgan Stanley Eukelade Luxembourg S.a r.l.	Luxembourg
Morgan Stanley Luxembourg International Reinsurance S.A.	Luxembourg
Morgan Stanley Chaldene S.a r.l.	Luxembourg
Morgan Stanley Metis (Gibraltar) Limited	Gibraltar
Morgan Stanley Luxembourg Reinsurance S.A.	Luxembourg
Morgan Stanley Metis (Gibraltar) Limited	Gibraltar
Morgan Stanley Metis (Gibraltar) Limited	Gibraltar
Morgan Stanley Himalia Cayman Limited	Cayman Islands
Morgan Stanley Sinope Cayman Limited	Cayman Islands
Morgan Stanley Adrastea Netherlands B.V.	Netherlands
Morgan Stanley IO Cayman Limited	Cayman Islands
Morgan Stanley Iocaste Cayman Limited	Cayman Islands
Morgan Stanley Pasiphae Netherlands B.V.	Netherlands
Morgan Stanley Leda Cayman Ltd.	Cayman Islands
Morgan Stanley Financial Products Inc.	United States	DE
Morgan Stanley Fixed Income Ventures Inc.	United States	DE
Morgan Stanley Principal Investments, Inc.	United States	DE
JHP Holdings, LLC	United States	DE
JHP Pharmaceuticals, LLC	United States	DE
MHC Co-Invest Genpar	Cayman Islands
MHC Co-Invest, LP	Cayman Islands
Morgan Stanley Principal Investments Asia LLC	United States	DE
Morgan Stanley Principal Investments Europe LLC	United States	DE
Morgan Stanley Principal Investments Netherlands BV	Netherlands
MS China 11 Limited	Cayman Islands
MS China 8 Limited	Cayman Islands
MSPI Mauritius 1 Limited	Mauritius
Stadium Capital Financing Group LLC	United States	DE
Morgan Stanley Strategic Investments, Inc.	United States	DE
Eaux Vives Water Inc.	Canada
Morgan Stanley Swiss Strategic Investments GmbH	Switzerland
Morgan Stanley Fund Services Inc.	United States	DE
Morgan Stanley Fund Services (Bermuda) Ltd.	Bermuda
Morgan Stanley Fund Services (Cayman) Ltd.	Cayman Islands
Morgan Stanley Fund Services (Hong Kong) Limited	Hong Kong

Name	Country Name	Region / State
Morgan Stanley Fund Services (Ireland) Limited	Ireland
Morgan Stanley Fund Services (UK) Limited	United Kingdom	ENW
Morgan Stanley Fund Services USA LLC	United States	DE
Morgan Stanley Global Emerging Markets, Inc.	United States	DE
Morgan Stanley Global Funding Trust	United States	DE
Morgan Stanley Hedging Co. Ltd.	Cayman Islands
Morgan Stanley International Holdings Inc.	United States	DE
Archimedes Investments Cooperatieve U.A.	Netherlands
Morgan Stanley B.V.	Netherlands
European Principal Assets Limited	United Kingdom	ENW
Psylon Holding Limited	Cyprus
Volmar Holdings Limited	Cyprus
Limited Liability Company Rinocenter	Russian Federation
Fosbury Investments Cooperatieve U.A.	Netherlands
Limited Liability Company Morgan Stanley Ukraine	Ukraine
Morgan Stanley (Israel) Limited	Israel
Morgan Stanley (Thailand) Limited	Thailand
Morgan Stanley AB	Sweden
Morgan Stanley Advantage Services Pvt. Ltd.	India
Morgan Stanley Asia Holdings Limited	Cayman Islands
Morgan Stanley Asia Pacific (Holdings) Limited	Cayman Islands
Morgan Stanley Asia Holdings I Limited	Cayman Islands
Morgan Stanley Hong Kong Limited	Hong Kong
Morgan Stanley Asia Holdings Limited	Cayman Islands
Morgan Stanley (Hong Kong) Holdings Limited	Hong Kong
Morgan Stanley Asia Regional (Holdings) IV Limited	Cayman Islands
Morgan Stanley Japan Holdings Co., Ltd.	Japan
Morgan Stanley Hong Kong 1238 Limited	Hong Kong
Inter Capital Alliance Asset Management Co., Ltd.	Thailand
Inter Capital Alliance Holding Limited	Thailand
Morgan Stanley Asia Regional (Holdings) IV Limited	Cayman Islands
Morgan Stanley Asia Securities Products LLC	Cayman Islands
Morgan Stanley Asia (Taiwan) Ltd.	Taiwan
Morgan Stanley Asia Limited	Hong Kong
Morgan Stanley Asia Products Limited	Cayman Islands
Morgan Stanley Capital K.K.	Japan
Morgan Stanley Hong Kong Securities Limited	Hong Kong
Morgan Stanley Swallow Limited	United Kingdom	ENW
Hampshire Trading B.V.	Netherlands
Lancashire Trading B.V.	Netherlands
Wiltshire Trading B.V.	Netherlands
Morgan Stanley Funding Limited	Jersey
Yorkshire Trading B.V.	Netherlands
Morgan Stanley Hong Kong 1239 Limited	Hong Kong
Limited Liability Company Rinocenter	Russian Federation
Morgan Stanley Hong Kong 1238 Limited	Hong Kong
Morgan Stanley Information Technology (Shanghai) Limited	China
Morgan Stanley Services Pty Limited	Australia	VIC
Morgan Stanley Asia Regional (Holdings) III LLC	Cayman Islands
Morgan Stanley (Singapore) Holdings Pte. Ltd.	Singapore
Morgan Stanley Asia (Singapore) Pte.	Singapore
PT. Morgan Stanley Asia Indonesia	Indonesia
Morgan Stanley Asia (Singapore) Securities Pte Ltd	Singapore
Morgan Stanley Capital Group (Singapore) Pte.	Singapore
Morgan Stanley Investment Management Company	Singapore
Morgan Stanley Labuan Investment Bank Limited	Malaysia
Morgan Stanley Singapore Pte. Ltd.	Singapore

Name	Country Name	Region / State
Morgan Stanley Dean Witter Japan Group, Ltd.	Cayman Islands
Morgan Stanley Investment Holdings Jersey Limited	Jersey
Norfolk Trading B.V.	Netherlands
Wiltshire Trading B.V.	Netherlands
MSDW-JL Holdings II Limited	Cayman Islands
MS Remora Ltd.	Cayman Islands
MSJL Holdings 4682 Limited	Cayman Islands
MSJL Holdings Limited	Cayman Islands
Morgan Stanley Japan Holdings Co., Ltd.	Japan
Jipang Mortgage Finance Co., Ltd.	Japan
Morgan Stanley Capital Group Japan Co., Ltd.	Japan
Morgan Stanley Capital K.K.	Japan
Morgan Stanley Credit Products Japan Co., Ltd.	Japan
TM, Limited	Japan
Morgan Stanley Investment Management (Japan) Co., Ltd.	Japan
Morgan Stanley Japan Business Group Co., Ltd.	Japan
Morgan Stanley Japan Group Co., Ltd.	Japan
Morgan Stanley MUFG Securities Co., Ltd.	Japan
Morgan Stanley SPG KK	Japan
MS Real Estate Advisors Co., Ltd.	Japan
Panorama Hospitality,K.K.	Japan
MS CYM Preferred Ltd.	Cayman Islands
MSJS Preferred YK	Japan
Morgan Stanley Japan Holdings Co., Ltd.	Japan
Morgan Stanley Bosphorus Limited	Cayman Islands
MSDW Birkdale Limited	Cayman Islands
MSDW Muirfield Limited	Cayman Islands
Morgan Stanley Asia Pacific Services Limited	United Kingdom	ENW
Morgan Stanley Asset Management S.A.	Luxembourg
Morgan Stanley Australia Finance Pty Limited	Australia	NSW
Morgan Stanley (Australia) Real Estate Holdings Pty Limited	Australia	VIC
Morgan Stanley International Real Estate Limited	Australia	VIC
Morgan Stanley B.V.	Netherlands
Morgan Stanley Bank AG	Germany
Morgan Stanley Business Consulting (Shanghai) Limited	China
Morgan Stanley Canada Limited	Canada
Morgan Stanley Capital (Luxembourg) S.A.	Luxembourg
Morgan Stanley Capital, S.A. de C.V.	Mexico
Morgan Stanley Commodities Trading Cayman Holdings Limited	Cayman Islands
Morgan Stanley Commodities Trading Hong Kong Holdings Limited	Hong Kong
Morgan Stanley Commodities Trading (China) Limited	China
Morgan Stanley Dean Witter Financial Holdings, LLC	United States	DE
Morgan Stanley Hong Kong Finance Limited (In Members’ Voluntary Liquidation)	Hong Kong
Morgan Stanley Hong Kong Limited	Hong Kong
Morgan Stanley Hungary Analytics Limited	Hungary
Morgan Stanley International Limited	United Kingdom	ENW
Archimedes Investments Cooperatieve U.A.	Netherlands
Morgan Stanley B.V.	Netherlands
Morgan Stanley Group (Europe)	United Kingdom	ENW
Advantage Home Loans Limited (in Member’s Voluntary Liquidation)	United Kingdom	ENW
Bayfine UK Products	United Kingdom	ENW
Morgan Stanley & Co. International plc	United Kingdom	ENW
Morgan Stanley (Europe) Limited (in Member’s Voluntary Liquidation)	United Kingdom	ENW
Morgan Stanley Angel Limited	Cayman Islands
Suffolk Trading B.V.	Netherlands
V2 Music (Holdings) Limited	United Kingdom	ENW
Morgan Stanley Bank International Limited	United Kingdom	ENW

Name	Country Name	Region / State
Morgan Stanley Bank International (China) Limited	China
Morgan Stanley Capital Group Limited	United Kingdom	ENW
Morgan Stanley Finance (C.I.) Limited	Jersey
Morgan Stanley Finance Limited	United Kingdom	ENW
Morgan Stanley & Co. International plc	United Kingdom	ENW
Morgan Stanley Gala Limited	Jersey
Morgan Stanley Investment Management Limited	United Kingdom	ENW
Morgan Stanley Investments (UK)	United Kingdom	ENW
Morgan Stanley Investment Management Limited	United Kingdom	ENW
Morgan Stanley Investment Management (ACD) Limited	United Kingdom	ENW
Morgan Stanley JY Holdings Limited	United Kingdom	ENW
Morgan Stanley JY Limited (in Member’s Voluntary Liquidation)	United Kingdom	ENW
Morgan Stanley Strategic Funding Limited	United Kingdom	ENW
Morgan Stanley UK Group	United Kingdom	ENW
Bayfine UK Products	United Kingdom	ENW
Cabot 2 Limited	United Kingdom	ENW
Morgan Stanley & Co. International plc	United Kingdom	ENW
Cabot 38 Limited	United Kingdom	ENW
Morgan Stanley (France) SAS	France
Morgan Stanley Bowline Limited	United Kingdom	ENW
Morgan Stanley Elz GmbH	Germany
Morgan Stanley Equity Finance (Denmark) ApS	Denmark
Morgan Stanley Equity Financing Services (Sweden) AB	Sweden
Morgan Stanley Havel GmbH	Germany
Morgan Stanley Mosel GmbH (merged 31/12/2011)	Germany
Morgan Stanley Humboldt Investments Limited	United Kingdom	ENW
Clearcreek, S.L.	Spain
Morgan Stanley Kochi Limited	Cayman Islands
Camomile Liffey Investments (UK) Limited	Cayman Islands
Kerala Investments Limited	Cayman Islands
Morgan Stanley Brunton S.a r.l.	Luxembourg
Morgan Stanley Cork Limited	Cayman Islands
Morgan Stanley Durham Investments Limited	United Kingdom	ENW
Honeybourne Holdings Limited (in liquidation)	Malta
Morgan Stanley Cumbria Investments	United Kingdom	ENW
Morgan Stanley Dorset Investments Limited	United Kingdom	ENW
Morgan Stanley Finchley	Gibraltar
Morgan Stanley Hercules S.a r.l.	Luxembourg
Morgan Stanley Hoxne	Gibraltar
Morgan Stanley Leitrim S.a r.l.	Luxembourg
Morgan Stanley Lyra S.a r.l.	Luxembourg
Morgan Stanley Propus	Gibraltar
Morgan Stanley Putney	Gibraltar
Morgan Stanley Richmond	Gibraltar
Morgan Stanley Rosetta Investments S.a r.l.	Luxembourg
Morgan Stanley Shannon Limited	Cayman Islands
Morgan Stanley Temple	Gibraltar
Morgan Stanley Vindolanda Equity S.a r.l.	Luxembourg
Morgan Stanley Waterloo Limited	Cayman Islands
Newburgh Investments Limited (in members’ voluntary liquidation)	United Kingdom
Morgan Stanley Langton Limited	United Kingdom	ENW
Morgan Stanley Equity Investments (Luxembourg)	Ireland
Morgan Stanley Heythorp Investments	Ireland
Morgan Stanley Equity Holding (Netherlands) B.V.	Netherlands
Morgan Stanley Equity Investments (UK) Limited	Cayman Islands
Morgan Stanley Longcross Limited	United Kingdom	ENW
Morgan Stanley Bramley Investments Limited	United Kingdom	ENW

Name	Country Name	Region / State
Elborough Investments LLP	United Kingdom	ENW
Wohler Investments LLP	United Kingdom	ENW
Morgan Stanley Cooper Investments Limited	United Kingdom	ENW
Morgan Stanley Derivative Products (Netherlands) B.V.	Netherlands
Drake II Investments Limited	Cayman Islands
Morgan Stanley Equity Finance (Malta) Limited	Malta
Morgan Stanley Equity Financing Limited	United Kingdom	ENW
Morgan Stanley Heythorp Investments	Ireland
Morgan Stanley Maple Investments Limited	United Kingdom	ENW
Wohler Investments LLP	United Kingdom	ENW
Morgan Stanley Montrose Investments Limited	United Kingdom	ENW
Morgan Stanley Mandarin Limited (in members’ voluntary liquidation)	United Kingdom	ENW
Morgan Stanley Rivelino Investments Limited	United Kingdom	ENW
Morgan Stanley Dolor Limited	Cayman Islands
Morgan Stanley Tostao Limited	Cayman Islands
Morgan Stanley Silvermere Limited	United Kingdom	ENW
Hanger Straight Limited	Cayman Islands
Morgan Stanley Bowline Limited	United Kingdom	ENW
Morgan Stanley Penberthy Limited	United Kingdom	ENW
Morgan Stanley Hampstead Limited	Cayman Islands
Morgan Stanley Northcote Investments Limited	United Kingdom	ENW
Borderwijk Cooperatieve U.A.	Netherlands
Morgan Stanley Victoria Limited	Cayman Islands
Morgan Stanley Harlequin Investments Limited (in members’ voluntary liquidation)	United Kingdom	ENW
Morgan Stanley Pintail Investments Limited (in members’ voluntary liquidation)	United Kingdom	ENW
Shavano Cooperatieve U.A.	Netherlands
Morgan Stanley Strategic Investments Limited	United Kingdom	ENW
Morgan Stanley Taiwan Limited	Taiwan
Morgan Stanley Turnberry Limited	United Kingdom	ENW
Morgan Stanley Montgomerie Investments Limited	United Kingdom	ENW
Alverstone Investments LLP	United Kingdom	ENW
Morgan Stanley Equity Derivative Services (Luxembourg) S.a r.l	Luxembourg
Morgan Stanley Langtree Investments B.V.	Netherlands
Morgan Stanley Mallard Investments Limited	United Kingdom	ENW
Morgan Stanley Millbrae Investments B.V.	Netherlands
Morgan Stanley Medway Investments Limited	United Kingdom	ENW
Alverstone Investments LLP	United Kingdom	ENW
Morgan Stanley Raleigh Investments Limited	United Kingdom	ENW
Elborough Investments LLP	United Kingdom	ENW
Morgan Stanley Weaver S.a r.l.	Luxembourg
Morgan Stanley Cadzand III Limited	Cayman Islands
Morgan Stanley Oostburg and Partners S.e c.s.	Luxembourg
Morgan Stanley Oostburg and Partners S.e c.s.	Luxembourg
Morgan Stanley Oostburg B.V.	Netherlands
Morgan Stanley Oostburg and Partners S.e c.s.	Luxembourg
Morgan Stanley Oostburg and Partners S.e c.s.	Luxembourg
Ramey S.a r.l.	Luxembourg
Morgan Stanley Waterloo Limited	Cayman Islands
Norwegian Energy Limited	United Kingdom	ENW
Morgan Stanley & Co. Limited	United Kingdom	ENW
East Sussex Financing Limited	Jersey
Cottenden Financing Unlimited	Jersey
Morgan Stanley Amalthea UK Limited	United Kingdom	ENW
Morgan Stanley Investments (UK)	United Kingdom	ENW
Morgan Stanley Securities Limited	United Kingdom	ENW
Morstan Nominees Limited	United Kingdom	ENW
Morgan Stanley Services (UK) Limited	United Kingdom	ENW

Name	Country Name	Region / State
Morgan Stanley & Co. International plc	United Kingdom	ENW
Morgan Stanley UK Limited	United Kingdom	ENW
Morgan Stanley Pension Trustee Limited	United Kingdom	ENW
Morgan Stanley Trustee Limited	United Kingdom	ENW
Morgan Stanley Wertpapiere GmbH	Germany
OOO Morgan Stanley Bank	Russian Federation
Morgan Stanley Strategic Funding Limited	United Kingdom	ENW
Morgan Stanley & Co. International plc	United Kingdom	ENW
Morgan Stanley Investment Consultancy (Shanghai) Limited	China
Morgan Stanley Investment Management (Australia) Pty Limited	Australia	VIC
Morgan Stanley Investment Management (Korea) Limited	Korea, Republic of
Morgan Stanley Investment Management Consultancy (Shanghai) Limited	China
Morgan Stanley Investments (Mauritius) Limited	Mauritius
Morgan Stanley Japan Limited	Cayman Islands
Morgan Stanley Jubilee Investments Limited	United Kingdom	ENW
Morgan Stanley UK Financing II LP	United Kingdom
Morgan Stanley Luxembourg Financing II S.a r.l	Luxembourg
Morgan Stanley Management Service (Shanghai) Limited	China
Morgan Stanley Mauritius Company Limited	Mauritius
Alanoushka Finlease and Investments Private Limited	India
Morgan Stanley Asia Regional (Holdings) II LLC	Cayman Islands
Morgan Stanley India Capital Private Limited	India
Alanoushka Finlease and Investments Private Limited	India
Morgan Stanley India Company Private Limited	India
Morgan Stanley India Financial Services Private Limited	India
Morgan Stanley India Primary Dealer Private Limited	India
Morgan Stanley India Securities Private Limited	India
Morgan Stanley India Services Private Limited	India
Morgan Stanley India Primary Dealer Private Limited	India
Morgan Stanley India Securities Private Limited	India
Morgan Stanley India Capital Private Limited	India
Morgan Stanley India Company Private Limited	India
Morgan Stanley India Capital Private Limited	India
Morgan Stanley India Financial Services Private Limited	India
Morgan Stanley India Services Private Limited	India
Morgan Stanley Investment Management Private Limited	India
MSIM Global Support and Technology Services Private Limited	India
Morgan Stanley Menkul Degerler A.S.	Turkey
Morgan Stanley Middle East Inc.	United States	DE
Morgan Stanley Saudi Arabia	Saudi Arabia
Morgan Stanley Mortgage Servicing Limited	United Kingdom	ENW
Morgan Stanley México, Casa de Bolsa, S.A. de C.V.	Mexico
Morgan Stanley Ock	Gibraltar
Morgan Stanley Pacific Limited	Hong Kong
Morgan Stanley (China) Private Equity Investment Management Co., Ltd.	China
Hangzhou Haergai Investment Consultancy Partnership Entity (Limited Partnership)	China
Hangzhou Morgan Stanley Investment Consulting Partnership Enterprise, L.P.	China
Morgan Stanley Investment Consultancy (Beijing) Company Limited	China
Morgan Stanley Pacific Services Limited	United Kingdom	ENW
Morgan Stanley Poggio Secco Limited	Cayman Islands
Alpino Investments Limited	Cayman Islands
Morgan Stanley Clare S.a r.l.	Luxembourg
Alpino Investments Limited	Cayman Islands
Morgan Stanley San Donato S.a r.l.	Luxembourg
Morgan Stanley Private Equity Asia Limited	Hong Kong
Morgan Stanley Private Equity Advisory (Beijing) Limited	China
Morgan Stanley Private Equity Management Korea, Ltd.	Korea, Republic of

Name	Country Name	Region / State
Morgan Stanley Real Estate Investment GmbH	Germany
Morgan Stanley San Donato S.a r.l.	Luxembourg
Alpino Investments Limited	Cayman Islands
Morgan Stanley Syrah Two Limited	Cayman Islands
Morgan Stanley Donegan Limited	Cayman Islands
Morgan Stanley SGR S.p.A.	Italy
Morgan Stanley South Africa (Proprietary) Limited	South Africa
Morgan Stanley Spanish Holdings S.L.	Spain
Morgan Stanley S.V., S.A.U.	Spain
Morgan Stanley Trading Beteiligungs-GmbH	Germany
MS China 16 Limited	Cayman Islands
MS Equity Financing Services (Luxembourg) S.a.r.l.	Luxembourg
Morgan Stanley Cadzand II	Gibraltar
Morgan Stanley Knightsbridge	Gibraltar
Morgan Stanley Norton Investments Limited	United Kingdom	ENW
MS Gamma Holdings LLC	United States	DE
Morgan Stanley Smith Barney Holdings LLC	United States	DE
MSAM/Kokusai (Cayman Islands), Inc.	Cayman Islands
MSAM/Kokusai II (Cayman Islands), Inc.	Cayman Islands
MSDW Finance (Netherlands) B.V.	Netherlands
MSL Incorporated	United States	DE
Banco Morgan Stanley S.A.	Brazil
Limited Liability Company Morgan Stanley Ukraine	Ukraine
Morgan Stanley (Hungary) Financial Services Limited Liability Company	Hungary
Morgan Stanley Administradora de Carteiras S.A.	Brazil
Morgan Stanley Advantage Services Pvt. Ltd.	India
Morgan Stanley Asia Limited	Hong Kong
Morgan Stanley Asset Management S.A.	Luxembourg
Morgan Stanley Capital (Luxembourg) S.A.	Luxembourg
Morgan Stanley Capital Holdings	United Kingdom	ENW
Morgan Stanley Capital, S.A. de C.V.	Mexico
Morgan Stanley Corretora de Titulos e Valores Mobiliarios S.A.	Brazil
Morgan Stanley Hong Kong Securities Limited	Hong Kong
Morgan Stanley Luxembourg Reinsurance S.A.	Luxembourg
Morgan Stanley Menkul Degerler A.S.	Turkey
Morgan Stanley México, Casa de Bolsa, S.A. de C.V.	Mexico
Morgan Stanley Prestacao de Servicos e Comercio de Commodities Ltda.	Brazil
Morgan Stanley Swiss Strategic Investments GmbH	Switzerland
Morgan Stanley Uruguay Ltda.	Uruguay
MSIM Global Support and Technology Services Private Limited	India
PT. Morgan Stanley Indonesia	Indonesia
PT. Morgan Stanley Asia Indonesia	Indonesia
PT. Morgan Stanley Indonesia	Indonesia
Morgan Stanley International Incorporated	United States	DE
Morgan Stanley (Australia) Holdings Pty Limited	Australia	NSW
Morgan Stanley (Australia) Securities Holdings Pty Limited	Australia	VIC
Morgan Stanley Australia Securities Limited	Australia	NSW
Morgan Stanley Australia Securities (Nominee) Pty Limited	Australia	NSW
Morgan Stanley (Thailand) Limited	Thailand
Morgan Stanley Australia Limited	Australia	NSW
Morgan Stanley Group (Europe)	United Kingdom	ENW
Morgan Stanley Hong Kong Finance Limited (In Members’ Voluntary Liquidation)	Hong Kong
Morgan Stanley International Finance S. A.	Luxembourg
Morgan Stanley Capital Holdings	United Kingdom	ENW
Morgan Stanley UK Financing I LP	United Kingdom
Morgan Stanley Luxembourg Financing I S.a r.l	Luxembourg
Morgan Stanley International Holdings Inc.	United States	DE

Name	Country Name	Region / State
Morgan Stanley International Insurance Ltd.	Bermuda
Peconic Indemnity Company	United States	AZ
Morgan Stanley Latin America Incorporated	United States	DE
Banco Morgan Stanley S.A.	Brazil
Morgan Stanley Administradora de Carteiras S.A.	Brazil
Morgan Stanley Capital (Luxembourg) S.A.	Luxembourg
Morgan Stanley Corretora de Titulos e Valores Mobiliarios S.A.	Brazil
Morgan Stanley Prestacao de Servicos e Comercio de Commodities Ltda.	Brazil
Morgan Stanley Uruguay Ltda.	Uruguay
Morgan Stanley Menkul Degerler A.S.	Turkey
Morgan Stanley Reinsurance Ltd.	Bermuda
Morgan Stanley UK Capital Limited (in members’ voluntary liquidation)	United Kingdom	ENW
Morgan Stanley UK Group	United Kingdom	ENW
MSDW Investment Holdings (US) LLC	United States	DE
Cabot 1 Limited	United Kingdom	ENW
Morgan Stanley Investment Holdings Jersey Limited	Jersey
Morgan Stanley UK Trader	United Kingdom	ENW
Morgan Stanley Corporate Trader	United Kingdom	ENW
Morgan Stanley Equity Trader	United Kingdom	ENW
Morgan Stanley Financial Trader	United Kingdom	ENW
Morgan Stanley Weser GmbH	Germany
Morgan Stanley Equity Trader	United Kingdom	ENW
MSDW Investment Holdings (UK) Limited	United Kingdom	ENW
Cabot 1 Limited	United Kingdom	ENW
Cornwall Financing UK Limited	Jersey
Honeybourne Holdings Limited (in liquidation)	Malta
Morgan Stanley Cumbria Investments	United Kingdom	ENW
Morgan Stanley Sandpiper Limited	United Kingdom	ENW
MSDW Investments (Cayman) Limited	Cayman Islands
MSDWIH Limited	Cayman Islands
SPV Columbus Srl	Italy
Morgan Stanley Investment Management Inc.	United States	DE
Morgan Stanley AIP Funding Inc.	United States	DE
Morgan Stanley Alternative Investments LLC	United States	DE
AIP Mbar SLP LP	United States	DE
AIP MPI Partners GP LP	United States	DE
Flint Capital Partners GP LP	United States	DE
Flint Capital Partners SLP Ltd.	Cayman Islands
GTB Capital Partners GP LP	United States	DE
Morgan Stanley AIP (Cayman) GP Ltd.	Cayman Islands
Morgan Stanley CHFS (International) GP Limited	Cayman Islands
Morgan Stanley AIP Falconer 2010 GP LP	United States	DE
Morgan Stanley AIP GP LP	United States	DE
Morgan Stanley Alternative Investment Partners LP	United States	DE
Morgan Stanley AIP Phoenix 2009 GP LP	United States	DE
Morgan Stanley EPMF I GP LP	United States	DE
Morgan Stanley GDOF GP LP	United States	DE
Morgan Stanley GSOF GP LP	United States	DE
Morgan Stanley GSOF SLP Ltd.	Cayman Islands
Morgan Stanley GSOF II GP LP	United States	DE
Morgan Stanley PMF III GP LP	United States	DE
Morgan Stanley PMF IV GP LP	United States	DE
Morgan Stanley PMF IV SLP Ltd.	Cayman Islands
Morgan Stanley PMF V GP LP	United States	DE
Morgan Stanley PMF V SLP Ltd.	Cayman Islands
Morgan Stanley SCRSIC Strategic Partnership Fund GP Inc.	United States	DE
NPS Partners (North America) GP LP	United States	DE

Name	Country Name	Region / State
Morgan Stanley Distribution, Inc	United States	PA
Morgan Stanley Services Company Inc.	United States	DE
Morgan Stanley Leveraged Equity Fund II, Inc.	United States	DE
Morgan Stanley Leveraged Equity Holdings Inc.	United States	DE
Morgan Stanley Life Holding Incorporated	United States	DE
Longevity Insurance Company	United States	TX
Morgan Stanley Mayak Limited	Cayman Islands
Morgan Stanley Mortgage Capital Holdings LLC	United States	NY
Morgan Stanley Asset Capital Inc.	United States	DE
Morgan Stanley Residential Mortgage Inc.	United States	DE
Saxon Capital, Inc.	United States	MD
Saxon Asset Securities Company	United States	VA
Saxon Capital Holdings, Inc.	United States	DE
SCI Services, Inc.	United States	VA
Saxon Funding Management LLC	United States	DE
Saxon Securitized Assets LLC	United States	DE
Saxon Mortgage Services, Inc.	United States	TX
Saxon Mortgage, Inc.	United States	VA
Morgan Stanley Municipal Funding Inc.	United States	DE
Morgan Stanley Overseas Services (Jersey) Limited	Jersey
Morgan Stanley Preferred Strategies Inc.	United States	DE
MORGAN STANLEY PRINCIPAL FUNDING, INC.	United States	DE
Morgan Stanley (Hungary) Financial Services Limited Liability Company	Hungary
SPV Columbus Srl	Italy
Morgan Stanley Principal Strategies, Inc.	United States	DE
Morgan Stanley Private Equity Asia, Inc.	United States	DE
Morgan Stanley Real Estate Advisor, Inc.	United States	DE
MSREA Holdings, Inc.	United States	DE
MSREA Holdings, LLC	United States	DE
MSREA LL Holdings, LLC	United States	DE
MSREA Holdings, LLC	United States	DE
Morgan Stanley Real Estate F Funding, Inc.	United States	DE
Morgan Stanley Real Estate F Funding Partner, Inc.	United States	DE
Morgan Stanley Real Estate F International Funding, L.P.	United States	DE
Morgan Stanley Real Estate Funding II, Inc.	United States	DE
Morgan Stanley Real Estate Funding II, L.P.	United States	DE
MS Moon Holdings LLC	United States	DE
Crescent Real Estate Capital GP, LLC	United States	DE
Crescent Real Estate Capital, L.P.	United States	DE
One Village Place LLC	United States	DE
DBFLA Services LLC	United States	DE
Morgan Stanley Real Estate Investment Management II, Inc.	United States	DE
MSREF II-CO, L.L.C.	United States	DE
Morgan Stanley Real Estate Investment Management Inc.	United States	DE
Morgan Stanley Real Estate Fund, Inc.	United States	DE
MSREF I, L.L.C.	United States	DE
Morgan Stanley Realty Incorporated	United States	DE
BH-MS Realty Inc.	United States	DE
Brooks Harvey & Co., Inc.	United States	DE
Dean Witter Global Realty Inc.	United States	DE
Japan Realty Finance Company II	Cayman Islands
Morgan Stanley Properties Corso Venezia Srl (in liquidazione)	Italy
Morgan Stanley Properties, Inc.	United States	DE
Morgan Stanley Capital (Real Estate) Pte. Ltd.	Singapore
Morgan Stanley Properties (Mauritius) India	Mauritius
Morgan Stanley Properties India Real Estate Management Private Limited	India
Morgan Stanley India Capital Private Limited	India

Name	Country Name	Region / State
Morgan Stanley Properties Corso Venezia Srl (in liquidazione)	Italy
Morgan Stanley Properties France SAS	France
Morgan Stanley Properties Germany GmbH	Germany
Morgan Stanley Properties Hong Kong Limited	Hong Kong
Morgan Stanley Properties India Real Estate Management Private Limited	India
MSP China Holdings Limited	Cayman Islands
Morgan Stanley Properties (China) Co., Ltd	China
Morgan Stanley Properties Advisory Corp. Limited	Cayman Islands
Beijing Kaili Assets Servicing Co., Ltd	China
Panorama Hospitality Global, Inc.	United States	DE
Panorama Hospitality Limited (in Member’s Voluntary Liquidation)	United Kingdom	ENW
MS Japan REIT Holding KK	Japan
Tokyo Realty Investment Company	Cayman Islands
Tokyo Realty Investment Company II	Cayman Islands
Japan Realty Holding Company II	Cayman Islands
Morgan Stanley Renewables Inc.	United States	DE
Morgan Stanley Biomass LLC	United States	DE
Morgan Stanley BrightSource LLC	United States	DE
Solar Partners I, LLC	United States	DE
Morgan Stanley Geothermal LLC	United States	DE
Morgan Stanley Renewable Development Fund LLC	United States	DE
Third Planet Windpower, LLC	United States	DE
Morgan Stanley Wind LLC	United States	DE
MS Greenrock LLC	United States	DE
Carson Solar I LLC	United States	DE
MS Greenrock Holdings Inc.	United States	DE
MS Solar I LLC	United States	DE
MF Mesa Lane LLC	United States	DE
MS SolarCity LLC	United States	DE
Solar Star California III, LLC	United States	DE
Solar Star California IX, LLC	United States	DE
Solar Star California V, LLC	United States	DE
Solar Star California VI, LLC	United States	DE
Solar Star WMT I, LLC	United States	DE
MS Wind II LLC	United States	DE
A4 Wind 1 LLC	United States	DE
A4 Wind 2 LLC	United States	DE
Gear Wind LLC	United States	DE
Wind Joint Venture LLC	United States	DE
Morgan Stanley Risk Services LLC	United States	DE
Morgan Stanley SECAP Funding, LLC	United States	DE
Morgan Stanley Secured Financing LLC	United States	DE
Morgan Stanley Senior Funding, Inc.	United States	DE
Inversiones Sudamerica Uno Ltda	Chile
Morgan Stanley European Funding, Inc.	United States	DE
Morgan Stanley European Leveraged Products, Inc.	United States	DE
Morgan Stanley MSSF LLC	United States	DE
Tenedora Dalia, S.A. de C.V.	Mexico
Morgan Stanley Senior Funding (Capital), Inc.	United States	DE
Morgan Stanley Senior Funding (Nova Scotia) Co.	Canada
MSSFG (SPV-AMC), Inc.	Philippines
Tenedora Dalia, S.A. de C.V.	Mexico
Ventura Holdings, Inc.	United States	DE
Ventura Holdings NJ, Inc.	United States	DE
Ventura AC LLC	United States	NJ
Ventura Property Management, LLC	United States	DE
Ventura Ohio, LLC	United States	DE

Name	Country Name	Region / State
Ventura Utah, LLC	United States	DE
Ventura Opportunities, LLC	United States	DE
Ventura Property Management, LLC	United States	DE
Morgan Stanley Services Canada Holding Corp.	United States	DE
Morgan Stanley Services Canada Corp.	Canada	NS
Morgan Stanley Services Inc.	United States	DE
Morgan Stanley Special Situations Group Inc.	United States	DE
Morgan Stanley Stingray LLC	United States	DE
Morgan Stanley Syrah One Limited	Cayman Islands
Morgan Stanley Syrah Two Limited	Cayman Islands
Morgan Stanley Tindur LLC	United States	DE
Morgan Stanley Tower, LLC	United States	DE
MS Financing Inc.	United States	DE
Broadway 522 Fifth JV LLC	United States	DE
GHY Capital II B.V.	Netherlands
Morgan Stanley 1585 Broadway LLC	United States	DE
Morgan Stanley 750 Building Corp.	United States	DE
Broadway 522 Fifth JV LLC	United States	DE
GHY Capital B.V.	Netherlands
Morgan Stanley Menkul Degerler A.S.	Turkey
MS Beta Holdings LLC	United States	DE
Morgan Stanley JV Holdings LLC	United States	DE
MS Harrison LLC	United States	DE
MS PDT Fixed Assets, LLC	United States	DE
Morgan Stanley Venture Capital III, Inc.	United States	DE
Morstan Development Company, Inc.	United States	DE
MR Ventures Inc.	United States	DE
MS 10020, Inc.	United States	DE
Morgan Stanley (Thailand) Limited	Thailand
Morgan Stanley Menkul Degerler A.S.	Turkey
MS Debt Opportunities Corp.	United States	DE
MS Equity Products (Luxembourg) S.a.r.l.	Luxembourg
Morgan Stanley Foreign Complex Trust	United States	DE
Morgan Stanley Moselle S.a.r.l	Luxembourg
Morgan Stanley Norton Investments Limited	United Kingdom	ENW
MS Hawk I LLC	United States	DE
MS Holdings Incorporated	United States	DE
Morgan Stanley ARS Funding Inc.	United States	DE
Morgan Stanley Hedge Fund Partners Cayman Ltd.	Cayman Islands
Morgan Stanley HFP Investment Inc	United States	DE
Morgan Stanley IMDCP Funding, LLC	United States	DE
Morgan Stanley Infrastructure Holdings Inc.	United States	DE
Morgan Stanley Infrastructure Inc.	United States	DE
Morgan Stanley Infrastructure GP LP	United States	DE
Morgan Stanley Infrastructure SLP, LLC	United States	DE
Morgan Stanley Infrastructure SLP, L.P.	Cayman Islands
MSIP Agatha Co-Investment GP Limited	Cayman Islands
Morgan Stanley Infrastructure MEA Fund Inc.	United States	DE
Morgan Stanley Merchant Banking Insurance Holdings, LLC	United States	DE
Morgan Stanley Merchant Banking Insurance Company	United States	VT
Morgan Stanley Private Equity Asia III, Inc.	United States	DE
Morgan Stanley Private Equity Asia III, L.L.C.	United States	DE
Morgan Stanley Private Equity Asia IV, Inc.	United States	DE
Morgan Stanley Private Equity Asia IV, L.L.C.	United States	DE
MSPEA SLP IV, L.L.C.	United States	DE
Morgan Stanley Real Estate Securities Global Best Ideas GP Inc.	United States	DE
MS Alternatives Funding, Inc.	United States	DE

Name	Country Name	Region / State
Morgan Stanley Capital Partners V Funding LP	United States	DE
MS Alternatives Funding Partner, Inc.	United States	DE
MS Alternatives Holding C Inc.	United States	DE
MS Alternatives Holding C (Cayman) Ltd.	Cayman Islands
MS Alternatives Holding D Inc.	United States	DE
MS ARS Holding A Inc.	United States	DE
MS ARS Holding B Inc.	United States	DE
MS Capital Partners Adviser Inc.	United States	DE
MS Credit Partners GP Inc.	United States	DE
MS Credit Partners GP L.P.	United States	DE
MS Credit Partners Holdings Inc.	United States	DE
MS Expansion Capital GP Inc.	United States	DE
MS Expansion Capital GP LP	United States	DE
MS Harrison LLC	United States	DE
MSCP V GP Inc.	United States	DE
MS Capital Partners V GP L.P.	Cayman Islands
MSCP V Offshore Investors GP Ltd.	Cayman Islands
MS Capital Partners V LP	United States	DE
MSGFI Management Inc.	United States	DE
MSIM GP Inc.	United States	DE
Private Investment Partners Inc.	United States	DE
Private Investment Partners GP Inc.	United States	DE
TAM Investment Holdings Inc.	United States	DE
MS Lion LLC	United States	DE
Morgan Stanley Beta Investments Limited	United Kingdom	ENW
Morgan Stanley Gamma Investments	United Kingdom	ENW
Morgan Stanley Portland Investments Limited	United Kingdom	ENW
Morgan Stanley Gamma Investments	United Kingdom	ENW
MS Low Income Housing Corporation	United States	DE
A4 Wind 1 LLC	United States	DE
A4 Wind 2 LLC	United States	DE
Conchita I LLC	United States	DE
Guanaco I LLC	United States	DE
Mombacho I LLC	United States	DE
MS Guaranteed Tax Credit Fund XXIII, LLC	United States	DE
Morgan Stanley New Markets, Inc.	United States	DE
MS New Markets I LLC	United States	DE
MS New Markets II LLC	United States	DE
MS New Markets IV LLC	United States	DE
MS New Markets IX LLC	United States	DE
MS New Markets VIII LLC	United States	DE
MS New Markets X LLC	United States	DE
MS CTH MHP II LLC	United States	DE
CTH LIHTC FUND 97-3A, L.L.C.	United States	DE
MS CTH SLP Operating LLC	United States	DE
MS CTH Special General Partner II LLC	United States	DE
MULTISTATE LIHTC HOLDINGS II, L.P.	United States	DE
MS Georgia Tax Credit Fund III LLC	United States	DE
MS LIHTC FCG Fund I LLC	United States	DE
MS LIHTC FCG II LLC	United States	DE
MS LIHTC FCG LLC	United States	NY
Paquia LLC	United States	DE
Pietra I LLC	United States	DE
Pietra II LLC	United States	DE
Pietra III LLC	United States	DE
Pinol II LLC	United States	DE
Wiwili IV LLC	United States	DE

Name	Country Name	Region / State
Pinol V LLC	United States	DE
BMC NAB Trust Investment Fund LLC	United States	DE
HIGC Investment Fund LLC	United States	DE
PSFG Funding LLC	United States	DE
Viento LLC	United States	DE
Warepool 9A LLC	United States	DE
Wiwili I LLC	United States	DE
Wiwili II LLC	United States	DE
Wiwili III LLC	United States	DE
Wiwili VI LLC	United States	DE
MS Low Income Housing II Corporation	United States	DE
CTH LIHTC FUND 97-3A, L.L.C.	United States	DE
MULTISTATE LIHTC HOLDINGS II, L.P.	United States	DE
MS Affordable Housing LLC	United States	DE
MS Taishan Inc.	United States	DE
Vicuna I LLC	United States	DE
Vicuna II LLC	United States	DE
Vicuna III LLC	United States	DE
Warepool 5A LLC	United States	DE
MS Low Income Housing III Corporation	United States	DE
Warepool SLP LLC	United States	DE
MS Pegau LLC	United States	DE
Millport I LLC	United States	DE
Elderslie Holdings Limited	Cayman Islands
Elderslie Limited	Cayman Islands
Esporta Holdings Limited	Cayman Islands
Bayview Holding Ltd.	Cayman Islands
Esporta Limited	Cayman Islands
Esporta Limited	Cayman Islands
Esporta Financing Limited	Cayman Islands
Morgan Stanley Eden Investments Limited	United Kingdom	ENW
Morgan Stanley UK Financing III LP	United Kingdom
MS Revel EFS LLC	United States	DE
MS Rosebank LLC	United States	DE
Morgan Stanley Limpopo LLC	United States	DE
Morgan Stanley Prosen Limited	Cayman Islands
Morgan Stanley Limpopo LLC	United States	DE
Morgan Stanley Breede Inc.	United States	DE
Morgan Stanley Vaal LLC	United States	DE
Clova Investments LP	United States	DE
Morgan Stanley Lomati LLC	United States	DE
Morgan Stanley Strand Limited	Cayman Islands
Cornelia Limited	Cayman Islands
Lindley S.a r.l.	Luxembourg
Linksfield S.a r.l.	Luxembourg
Seapoint Investments (Proprietary) Limited	South Africa
MS Douglasdale Limited	Cayman Islands
Bondi Limited	Cayman Islands
MS Melville LLC	United States	DE
MS Melville LLC	United States	DE
MS Dainfern LLC	United States	DE
MS Greenside LLC	United States	DE
MS Houghton LLC	United States	DE
Sandhurst Partnership	United States	DE
MS Sandhurst FX LLC	United States	DE
MS Structured Asset Corp.	United States	DE
MS Technology Holdings, Inc.	United States	DE

Name	Country Name	Region / State
MS Venture Capital Holding Inc.	United States	DE
MSAM Holdings II, Inc.	United States	DE
MSCP III Holdings, Inc.	United States	DE
Morgan Stanley Proprietary Trading Co. (Cayman) Limited	Cayman Islands
MSDW Capital Partners IV, Inc.	United States	DE
MSDW CPIV Holdings, Inc.	United States	DE
MSDW EFS Holdings Inc.	United States	DE
MSDW Emerging Equity, Inc.	United States	DE
MSDW International Employee Services LLC	United States	DE
MSDW Nederland BV	Netherlands
MSDW Offshore Equity Services Inc.	United States	DE
FUNDLOGIC SAS	France
Morgan Stanley Alzette S.a.r.l.	Luxembourg
Morgan Stanley Equity Investments (Luxembourg)	Ireland
Morgan Stanley Corporate Holdings (Luxembourg)	Ireland
Morgan Stanley Luxembourg Equity Holdings S.a.r.l.	Luxembourg
Morgan Stanley Derivative Products (Luxembourg) Sarl	Luxembourg
Morgan Stanley Finance (Gibraltar) Limited	Gibraltar
Morgan Stanley Kadarka Limited	Cayman Islands
Morgan Stanley Derivative Products (Singapore) Pte. Ltd.	Singapore
Morgan Stanley Equity Trading (Singapore) Pte. Ltd. (In Liquidation)	Singapore
Morgan Stanley Derivative Products Spain S.L.	Spain
Morgan Stanley Equity Finance (Malta) Limited	Malta
Morgan Stanley Equity Trading GP Limited	Jersey
Morgan Stanley Global Equity Trading (Jersey) L.P.	Jersey
Morgan Stanley Euro Financing (Luxembourg)	Ireland
Morgan Stanley Corporate Holdings (Luxembourg)	Ireland
Morgan Stanley Grund S.a.r.L	Luxembourg
Morgan Stanley Derivative Products (Portugal), Unipessoal LDA	Portugal
Morgan Stanley Equity Investments (UK) Limited	Cayman Islands
Morgan Stanley Equity Trading (DIFC) Limited	United Arab Emirates
Morgan Stanley Warta GmbH	Germany
Morgan Stanley Wiltz S.a.r.l.	Luxembourg
Morgan Stanley Euro Financing (Luxembourg)	Ireland
Morgan Stanley Deshka LLC	United States	DE
Morgan Stanley Eder S.a r.l.	Luxembourg
Morgan Stanley GFD Hedge Holdings II Limited	Cayman Islands
Morgan Stanley GFD Hedge Holdings Limited	Cayman Islands
Morgan Stanley GFD Proprietary Holdings Limited	Cayman Islands
Morgan Stanley Global Fund Derivatives Hedge Holdings Luxembourg S.A.	Luxembourg
Morgan Stanley Hedging Co. Ltd.	Cayman Islands
MS Equity Finance Services I (Cayman) Ltd.	Cayman Islands
MSDW OIP Investors, Inc.	United States	DE
MSDW PE/VC Holdings, Inc.	United States	DE
MSDW Real Estate Special Situations II, Inc.	United States	DE
MSDW Real Estate Special Situations II Holdings, L.L.C.	United States	DE
MSDW Real Estate Special Situations II Partner, L.L.C.	United States	DE
MSDW Real Estate Special Situations II Manager, L.L.C.	United States	DE
MSDW Real Estate Special Situations II-A Manager, L.L.C.	United States	DE
MSDW Real Estate Special Situations II-B Manager, L.L.C.	United States	DE
MSDW Real Estate Special Situations II-C Manager, L.L.C.	United States	DE
MSDW Real Estate Special Situations II-A Dutch Manager B.V.	Netherlands
MSDW Real Estate Special Situations II-B Dutch Manager B.V.	Netherlands
MSDW Real Estate Special Situations II-C Dutch Manager B.V.	Netherlands
MSRESS II GP Co-Investment Ltd.	Cayman Islands
MSDW Strategic Ventures Inc.	United States	DE
MSDW Venture Partners IV, Inc.	United States	DE

Name	Country Name	Region / State
MSDW VP IV Holdings, Inc.	United States	DE
MSEOF, Inc.	United States	DE
MSEOF Management, LLC	United States	DE
MSEOF Manager S.a.r.l.	Luxembourg
MSIT Holdings, Inc.	United States	DE
MSPEA Holdings, Inc.	United States	DE
MSRE Mezzanine, Inc.	United States	DE
MSRE Mezzanine, LLC	United States	DE
MSRE Mezzanine-GP, LLC	United States	DE
MSREF II, Inc.	United States	DE
MSREF II, L.L.C.	United States	DE
MSREF III, Inc.	United States	DE
MSREF III, L.L.C.	United States	DE
MSREF IV, Inc.	United States	DE
MSREF IV, L.L.C.	United States	DE
MSREF IV Domestic-GP, L.L.C.	United States	DE
MSREF IV Domestic-LP, L.L.C.	United States	DE
MSREF IV International-GP, L.L.C.	United States	DE
MSREF IV International-LP, L.L.C.	United States	DE
MSREF Real Estate Advisor, Inc.	United States	DE
MSREF VI, Inc.	United States	DE
MSREF VI International-LP, L.L.C.	United States	DE
MSREF VI, L.L.C.	United States	DE
MSREF VI International-GP, L.L.C.	United States	DE
Morgan Stanley Real Estate Fund VI International-T, L.P.	United States	DE
Morgan Stanley Real Estate Fund VI International-TE, L.P.	United States	DE
Morgan Stanley Real Estate Fund VI Special-A International, L.P.	United States	DE
Morgan Stanley Real Estate Fund VI Special-B International, L.P.	United States	DE
Morgan Stanley Real Estate Investors VI International, L.P.	United States	DE
MSREI Post Co-Investment GP, L.L.C.	United States	DE
MSREF VII, Inc.	United States	DE
MSREF VII Global (Cayman), Ltd.	Cayman Islands
MSREF VII Global (U.S.), L.L.C.	United States	DE
MSREF VII Global-GP (U.S.), L.L.C.	United States	DE
MSREF VII Global, L.L.C.	United States	DE
MSREF VII Global, L.P.	Canada	AB
MSREF VII Global-GP Greenwich, L.P.	Canada	AB
MSREF VII Global-GP, L.P.	Canada	AB
MSREF VII Global-GP Holding (Cayman), L.L.C.	United States	DE
MSREF VII Global (Cayman), L.P.	Cayman Islands
MSREF VII Global-GP (Cayman), L.P.	Cayman Islands
MSREF VII Global-L.P., L.L.C.	United States	DE
MSREF VII GP L.L.C.	United States	DE
MSREF VII L.P.	Canada	AB
MSREF VII SLP-A L.P.	Canada	AB
MSREF VII SLP-B L.P.	United States	DE
MSREF V Funding, Inc.	United States	DE
MSREF V Funding Partner, Inc.	United States	DE
MSREF V International Funding, L.P.	United States	DE
MSREF V, Inc.	United States	DE
MSREF V, L.L.C.	United States	DE
MSREF V International-GP, L.L.C.	United States	DE
MSREF V International-LP, L.L.C.	United States	DE
MSREF V U.S.-GP, L.L.C.	United States	DE
Morgan Stanley Real Estate Fund V Special U.S., L.P.	United States	DE
Morgan Stanley Real Estate Fund V U.S., L.P.	United States	DE
Morgan Stanley Real Estate Investors V U.S., L.P.	United States	DE

Name	Country Name	Region / State
MSP Co-Investment Partnership V, L.P.	United States	DE
MSP Co-Investment Partnership V-A, L.P.	United States	DE
MSP Real Estate Fund V, L.P.	United States	DE
MSREF V U.S.-LP, L.L.C.	United States	DE
MSREI Holding, Inc.	United States	DE
MSRESS III, Inc.	United States	DE
Morgan Stanley Real Estate Special Situations III-LP, L.L.C.	United States	DE
MSRESS III Manager, L.L.C.	United States	DE
Morgan Stanley Real Estate Special Situations III-GP, L.L.C.	United States	DE
MSREI Post Co-Investment GP, L.L.C.	United States	DE
MSRESS III Monroe GP, L.L.C.	United States	DE
MSRESS III Opportunities Fund - GP, L.L.C.	United States	DE
MSUH Holdings I, Inc.	United States	DE
MSUH Holdings II, Inc.	United States	DE
MS SP Urban Horizons, Inc.	United States	DE
MS Urban Horizons, Inc.	United States	DE
MSVP 2002 Holdings, Inc.	United States	DE
MSVP 2002, Inc.	United States	DE
Musum I LLC	United States	DE
Musum II LLC	United States	DE
PG Holdings, Inc.	United States	DE
Providence DE Holdings Co.	United States	DE
Strategic Investments I, Inc.	United States	DE
MS Strategic (Mauritius) Limited	Mauritius
Strategic Investments II, Inc.	United States	DE
Sycamore II, Inc.	United States	DE
Tooele Power, Inc.	United States	DE
Wiwili V LLC	United States	DE
Vicuna IV LLC	United States	DE
Morgan Stanley Spad Investments S.a.r.l.	Luxembourg
Morgan Stanley Morane Investments S.a r.l.	Luxembourg
Morgan Stanley Curtiss Investments S.a r.l.	Luxembourg